Warrant Liability (Tables)	6 Months Ended
Jun. 30, 2021
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	June 30,	December 31,
	2021	2020
Underlying common share fair value (in US$)	$3.89	$4.20
Remaining life until expiry	4.3	4.8
Volatility	51.0%	49.0%
Risk-free interest rate	0.75%	0.34%
Expected dividend rate	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in US$)	$1.22	$1.41
Fair value of exercise price adjustment mechanism (in US$)	$0.21	$0.22
Illiquidity discount	28.0%	29.0%
Fair value of a warrant (in US$)	$1.03	$1.16
Fair value of a warrant (in CA$)	$1.28	$1.47